FIRST AMENDMENT, dated as of October 22, 1999 (this "Amendment"), to the Credit Agreement, dated as of April 29, 1998, (the "Credit Agreement"), among GROVE WORLDWIDE LLC, a Delaware limited liability company (the "Company"), GROVE CAPITAL, INC., a Delaware corporation and a Wholly Owned Subsidiary of the Company ("Grove Capital"; the Company and Grove Capital, individually, a "Borrower" and collectively, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties to this Agreement (collectively, the "Lenders"; individually, a "Lender"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Administrative Agent (as hereinafter defined) for the Lenders hereunder, BANKBOSTON, N.A., as syndication agent (in such capacity, the "Syndication Agent") for the Lenders hereunder, and DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, as documentation agent (in such capacity, the "Documentation Agent") for the Lenders hereunder.

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

            WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Required Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            2. Amendments to Section 1.1 of the Credit Agreement. (a) Section
1.1 of the Credit Agreement is hereby amended by deleting the definition of "Consolidated EBITDA" and substituting in lieu thereof the following definition:

                  "Consolidated EBITDA": for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense and distributions to the direct and indirect members of Holdings in lieu of taxes, (b) Consolidated Interest Expense, non-cash interest expense not included in Consolidated Interest Expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense and other non-cash charges, (d) amortization of intangibles (including goodwill) and organization costs, (e) the aggregate amount of up-front or one-time fees or expenses payable in respect of Interest Rate Protection Agreements during such period (to the extent deducted in determining Consolidated Net Income for such period), (f) for the periods of four consecutive fiscal quarters of the Company ended September

30, 1999, December 31, 1999, March 31, 2000, June 30, 2000 and September 30,
2000, the direct and indirect costs of implementing new management information systems (including, without limitation, productivity losses and overtime and systems support expenses) as reasonably estimated by the Company and reported to the Administrative Agent, not to exceed the amount set forth below:

                    Four Quarters
                        Ended                      Amount
                    -------------                  ------

                  September 30, 1999            $17,700,000
                  December 31, 1999              15,500,000
                  March 31, 2000                 13,000,000
                  June 30, 2000                   9,300,000
                  September 30, 2000              6,000,000

plus (g) for the periods of four consecutive fiscal quarters of the Company ended September 30, 1999, December 31, 1999, March 31, 2000, June 30, 2000 and September 30, 2000, severance charges (which severance charges shall not exceed, for the four consecutive fiscal quarters ended September 30, 1999 only, $600,000), plus (h) the amount of unrealized foreign exchange losses (net of any gains) (or minus the amount of unrealized foreign exchange gains (net of any losses)) minus, to the extent included in the statement of such Consolidated Net Income for such period, other non-cash income.

            (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Permitted Acquisition" and substituting in lieu thereof the following definition:

                  "Permitted Acquisition": any acquisition of a Person, division or line of business in the same or related line of business by the Company or any of its Subsidiaries for a purchase price (including any Indebtedness assumed and continuing outstanding), together with the aggregate purchase price paid in connection with other such acquisitions since the Closing Date, of up to an amount of $50,000,000; provided that (i) the Company receives approval from Required Lenders to any such acquisitions completed prior to the date which is 12 months after the Amendment Effective Date; (ii) at any time of such acquisition, based upon the assumption that such acquisition and any additional Indebtedness incurred to finance such acquisition had been consummated and incurred at the beginning of the most recently completed four fiscal quarter period, and taking into account the earnings (or loss) of the acquired Person, division or business line during such period and, anticipated cost savings resulting from such acquisition, the Company shall, based upon pro forma financial statements reviewed (including as to the anticipated cost savings) by the Company's independent public accountants, be in pro forma compliance with the provisions of Section 7.1 and have a pro forma Consolidated Fixed Charge Coverage Ratio of 1.10 to 1.0 and (iii) no Default or Event of Default shall have occurred and be continuing.

            3. Amendment to Section 4.16 of the Credit Agreement. Section 4.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  The proceeds of the Term Loans shall be used to finance a portion of the Acquisition and to pay related fees and expenses. The proceeds of the Revolving Credit Loans and/or the Swing Line Loans shall be used (a) to finance a portion of the Acquisition and to pay related fees and expenses, (b) to finance Permitted Acquisitions and (c) for general corporate purposes of the Borrowers and their Subsidiaries; provided that no more than $60,000,000 of such proceeds shall be used for purposes referred to in clause (c) until the delivery of the first set of consolidated financial statements on or after December 31, 1999 showing that for the four fiscal quarters ending with the last fiscal quarter covered by such consolidated financial statements, a Consolidated Fixed Charge Coverage Ratio (but using as the definition of "Consolidated EBITDA" for purposes of determining such Consolidated Fixed Charge Coverage Ratio the definition thereof as in effect prior to the First Amendment dated as of October 22, 1999 to this Agreement) of 1.30 to 1.0.

            4. Amendment to Section 7.1(b) of the Credit Agreement. Section 7.1(b) of the Credit Agreement is hereby amended by deleting the table and substituting in lieu thereof the following table:

                                                  Consolidated Fixed
                    Period                       Charge Coverage Ratio
                    ------                       ---------------------

            Closing Date to 6/30/1999                 1.05 to 1.0
            9/30/1999 to 3/31/2000                    1.00 to 1.0
            6/30/2000 to 12/31/2001                   1.10 to 1.0
            3/31/2002 to 12/31/2002                   1.15 to 1.0
            3/31/2003 to 12/31/2003                   1.25 to 1.0
            3/31/2004 to 12/31/2004                   1.50 to 1.0
            3/31/2005 to 12/31/2005                   1.75 to 1.0
            thereafter                                2.00 to 1.0

            5. Amendment to Annex A of the Credit Agreement. Annex A of the Credit Agreement is hereby amended by deleting the Pricing Grid therein and substituting in lieu thereof the Pricing Grid attached hereto as Annex A.

            6. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") first set forth above upon the Administrative Agent having received counterparts of this Amendment duly executed and delivered by the Borrowers and the Required Lenders together with a Consent to this Amendment duly executed and delivered by the Loan Parties.

            7. Representation and Warranties. To induce the Agents and the Lenders parties hereto to enter into this Amendment, each Borrower hereby represents and warrants to the Agents and all of the Lenders as of the Amendment Effective Date that: the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at June 30, 1999 and the related unaudited consolidated statements of income and of cash flows for the nine-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the nine-month period then ended (subject to normal year-end audit adjustments).

            8. Affirmation. The Borrowers and Lenders agree that the amendments herein to the definition of Consolidated EBITDA and Section 7.1(b) of the Credit Agreement, shall be effective for purposes of calculating the Consolidated Fixed Charge Coverage Ratio pursuant to and complying with Section 7.1(b) of the Credit Agreement for the period ending October 2, 1999.

            9. General. (a) Payment of Expenses. The Borrowers jointly and severally agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

            (b) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

            (c) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            (d) Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with each Borrower and the Administrative Agent.

            (e) Successors. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Revolving Credit Commitment and Loans.

                 [This page has been intentionally left blank.]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                   GROVE WORLDWIDE LLC

                                   By: /s/ Stephen L. Cripe
                                       -----------------------------------------
                                   Title: Senior Vice president and Chief
                                          Financial Officer


                                   GROVE CAPITAL, INC.

                                   By: /s/ Stephen L. Cripe
                                       -----------------------------------------
                                   Title: Vice president and Chief Financial
                                          Officer


                                   CHASE BANK OF TEXAS, NATIONAL
                                     ASSOCIATION, as Administrative Agent, Swing
                                     Line Lender, Issuing Lender and a Lender

                                   By: /s/ B. B. Wuthrich
                                       -----------------------------------------
                                   Title: Vice President


                                   BANKBOSTON, N.A., as Syndication Agent
                                     and as a Lender

                                   By: /s/ C. B. Moore
                                       -----------------------------------------
                                   Title: Vice President

                                   DONALDSON, LUFKIN & JENRETTE
                                      SECURITIES CORPORATION, as
                                      Documentation Agent and as a Lender

                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   ARCHIMEDES FUNDING, L.L.C.

                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   BALANCED HIGH-YIELD FUND I LTD.

                                   By: BHF (VSA) Capital Corporation
                                       Acting as attorney-in-fact

                                   By: /s/ Dan Dobrjankyj
                                       -----------------------------------------
                                   Title: Assistant Vice President

                                   By: /s/ Aurelio Almonte
                                       -----------------------------------------
                                   Title: Associate


                                   THE BANK OF NEW YORK

                                   By: /s/ Julie B. Follosco
                                       -----------------------------------------
                                   Title: Vice President


                                   BHF (USA) CAPITAL CORPORATION

                                   By: /s/ Dan Dobrjanskyj
                                       -----------------------------------------
                                   Title: Assistant Vice President

                                   By: /s/ Aurelio Almonte
                                       -----------------------------------------
                                       Associate

                                   BHF-BANK AKTIENGESELLSCHAFT

                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   CERES FINANCE, LTD.

                                   By:
                                       -----------------------------------------
                                   Title:


                                   COMERICA BANK

                                   By: /s/ Dan Roman
                                       -----------------------------------------
                                   Title: Vice President


                                   CONTINENTAL ASSURANCE COMPANY

                                   By: TCW ASSET Management Company
                                       As Attorney-in-Fact

                                   By: /s/ Mark L. Gold
                                       -----------------------------------------
                                   Title: Managing Director

                                   By: /s/ Justin L. Driscol
                                       -----------------------------------------
                                   Title: Senior Vice President


                                   CREDIT LYONNAIS NEW YORK BRANCH

                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:

                                   CYPRESSTREE INVESTMENT FUND, LLC
                                   BY: CYPRESSTREE INVESTMENT
                                   MANAGEMENT COMPANY, INC., its Managing
                                   Member

                                   By: /s/ Timothy M. Barns
                                       -----------------------------------------
                                   Title: Managing Director


                                   CYPRESSTREE INVESTMENT PARTNERS II, LTD.,
                                   BY:  CYPRESSTREE INVESTMENT
                                   MANAGEMENT COMPANY, INC., as Portfolio
                                   Manager

                                   By: /s/ Timothy M. Barns
                                       -----------------------------------------
                                   Title: Managing Director


                                   ELC (CAYMAN) LTD.

                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   FLEET NATIONAL BANK

                                   By: /s/ Howard J. Diamond
                                       -----------------------------------------
                                   Title: Vice President

                                   FLEET BUSINESS CREDIT CORPORATION

                                   By: /s/ John W. Wattinger
                                       -----------------------------------------
                                   Title: Vice President


                                   FREMONT INVESTMENT AND LOAN

                                   By: /s/ Randolph M. Ross
                                       -----------------------------------------
                                   Title: Vice President - Senior Portfolio
                                                           Manager


                                   GENERAL ELECTRIC CAPITAL CORP

                                   By: /s/ James J. Russell
                                       -----------------------------------------
                                   Title: Vice President


                                   KZH CRESCENT 2 LLC

                                   By: /s/ Virginia Conway
                                       -----------------------------------------
                                   Title: Authorized Agent


                                   KZH CRESCENT 3 LLC

                                   By: /s/ Virginia Conway
                                       -----------------------------------------
                                   Title: Authorized Agent


                                   KZH CRESCENT LLC

                                   By: /s/ Virginia Conway
                                       -----------------------------------------
                                   Title: Authorized Agent

                                   KZH III LLC

                                   By: /s/ Virginia Conway
                                       -----------------------------------------
                                   Title: Authorized Agent


                                   KZH RIVERSIDE LLC

                                   By: /s/ Virginia Conway
                                       -----------------------------------------
                                   Title: Authorized Agent


                                   KZH CYPRESS TREE-1 LLC

                                   By: /s/ Virginia Conway
                                       -----------------------------------------
                                   Title: Authorized Agent


                                   MASSACHUSETTS MUTUAL LIFE INSURANCE

                                   By: /s/ Lisa J. Yoerg
                                       -----------------------------------------
                                   Title: Managing Director


                                   OAK HILL SECURITIES FUND, L.P.

                                   By: Oak Hill Securities Genpar, LP
                                       Its General Partner

                                   By: Oak Hill Securities MLP Inc.
                                       Its General Partner

                                   By: /s/ Scott D. Krase
                                       -----------------------------------------
                                   Title: Vice President

                                   OASIS COLLATERALIZED HIGH INCOME
                                   PORTFOLIO

                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   BANQUE PARIBAS

                                   By: /s/ Larry Robinson
                                       -----------------------------------------
                                   Title: Vice President

                                   By: /s/ Chuck Irwin
                                       -----------------------------------------
                                   Title: Vice President


                                   SEQUILS I, LTD.

                                   By: /s/ Justin L. Driscoll
                                       -----------------------------------------
                                   Title: Senior Vice President

                                   By: /s/ Mark L. Gold
                                       -----------------------------------------
                                   Title: Managing Director


                                   SOCIETE GENERALE

                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   SOMERS CDO, LIMITED

                                   By: /s/ Lisa J. Yoerg
                                       -----------------------------------------
                                   Title: Managing Director

                                   U.S. BANK NATIONAL ASSOCIATION

                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   WELLS FARGO BANK, N.A.

                                   By: /s/ Dana Cagle
                                       -----------------------------------------
                                   Title: Vice President

            Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is party are and shall remain in full force and effect after giving effect to the foregoing Amendment and agrees and confirms, in the case of National Crane Corporation, that it is a party to the Guarantee and Collateral Agreement as a Grantor thereunder:


                                   GROVE HOLDINGS LLC

                                   By: /s/ Stephen L. Cripe
                                       -----------------------------------------
                                   Title: Vice President and Chief Financial
                                          Officer


                                   GROVE WORLDWIDE LLC

                                   By: /s/ Stephen L. Cripe
                                       -----------------------------------------
                                   Title: Senior Vice President and Chief
                                          Financial Officer


                                   GROVE CAPITAL, INC.

                                   By: /s/ Stephen L. Cripe
                                       -----------------------------------------
                                   Title: Vice President and Chief Financial
                                          Officer


                                   GROVE U.S. LLC

                                   By: /s/ Stephen L. Cripe
                                       -----------------------------------------
                                   Title: Senior Vice President and Chief
                                          Financial Officer


                                   CRANE ACQUISITION CORPORATION

                                   By: /s/ Stephen L. Cripe
                                       -----------------------------------------
                                   Title: Vice President and Chief Financial
                                          Officer

                                   CRANE HOLDING INC.

                                   By: /s/ Stephen L. Cripe
                                       -----------------------------------------
                                   Title: Vice President


                                   GROVE FINANCE LLC

                                   By: /s/ Stephen L. Cripe
                                       -----------------------------------------
                                   Title: Vice President and Chief Financial
                                          Officer


                                   NATIONAL CRANE CORPORATION

                                   By: /s/ Stephen L. Cripe
                                       -----------------------------------------
                                   Title: Vice President